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                                                                  EXHIBIT (a)(3)


                              PILGRIM EQUITY TRUST

                    UNANIMOUS WRITTEN CONSENT OF THE TRUSTEES
                                       AND
                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST

The undersigned, being all the Trustees of Pilgrim Equity Trust, a Massachusetts business trust (the "Trust") acting pursuant to Article V and Article VIII of the Trust's Declaration of Trust executed on June 12, 1998 (the "Declaration of Trust"), approve, adopt and consent to the following resolution:

         RESOLVED, that the existing Series, "Pilgrim Index Plus Protection Fund," be, and hereby is, redesignated the "Pilgrim Principal Protection Fund"; and

         FURTHER RESOLVED, that the Declaration of Trust is hereby amended so that the existing Series, "Pilgrim Index Plus Protection Fund," is redesignated the "Pilgrim Principal Protection Fund."

IN WITNESS WHEREOF, the undersigned have this day signed this Unanimous Written Consent and Certificate of Amendment of Declaration of Trust.

Dated:  June 15, 2001

/s/ Paul S. Doherty                          /s/ Alan L. Gosule
---------------------------                  ---------------------------
Paul S. Doherty, as Trustee                  Alan L. Gosule, as Trustee


/s/ Walter H. May                            /s/ Thomas J. McInerney
---------------------------                  ---------------------------
Walter H. May, as Trustee                    Thomas J. McInerney, as Trustee


/s/ Jock Patton                              /s/ David W. C. Putnam
---------------------------                  ---------------------------
Jock Patton, as Trustee                      David W. C. Putnam, as Trustee


/s/ Blaine E. Rieke                          /s/ John G. Turner
---------------------------                  ---------------------------
Blaine E. Rieke, as Trustee                  John G. Turner, as Trustee


/s/ Richard A. Wedemeyer
---------------------------
Richard A. Wedemeyer, as Trustee